Cash and Cash Equivalents and Restricted Cash	6 Months Ended
Jun. 30, 2018
Cash and Cash Equivalents and Restricted Cash [Abstract]
Cash and Cash Equivalents and Restricted Cash
4.	Cash and Cash Equivalents and Restricted Cash:

The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the balance sheet that sum to the total of the same such amounts shown in the statement of cash flows:

	June 30, 2018	December 31, 2017
Cash and cash equivalents	12,218	8,889
Restricted cash	50	1,550
Restricted cash, non-current	730	600
Total	12,998	11,039

Restricted cash as of June 30, 2018 amounts include $500 of minimum liquidity requirements as per the Amsterdam Trade Bank N.V. loan agreement (Note 7), $230 in a dry-docking reserve account as per the Amsterdam Trade Bank N.V. loan agreement and $50 of restricted deposits pledged as collateral regarding credit cards balances with one of the Company’s financial institutions. Minimum liquidity, not legally restricted, of $5,500 as per the Company’s credit facilities covenants is included in Cash and cash equivalents. A deposit of $1,325 as per the June 28, 2018 sale and leaseback agreement is included in Cash and cash equivalents (Note 7). As of December 31, 2017, restricted cash amounts included $1,500 of restricted deposits as contractually required under the loan facility with Northern Shipping Fund III LP, or NSF (Note 7), $500 of minimum liquidity requirements as per the Amsterdam Trade Bank N.V. loan agreement (Note 7), $100 in dry-docking reserve accounts as per the Amsterdam Trade Bank N.V. loan agreement and $50 of restricted deposits pledged as collateral regarding credit cards balances with one of the Company's financial institutions.